Exhibit 99.2

1Q 2026 Earnings Presentation April 24, 2026

VALUE PROPOSITION 2 For end note descriptions, see Earnings Presentation End Notes starting on slide 29. 344 Branch Locations $68B Assets $56B Deposits $10B Market Cap 6,000+ Team Members Local Leadership Model Driving Durable Results Long-Term Track Record of Shareholder Value Creation Premier Deposit Franchise Regional bank leader with scale Operating in the Best Growth Markets Top quartile TSR through 20 years of cycles Shoot where the ducks are flying VALUE PROPOSITION Above peer results over the short, medium, and long-term

$65 B Assets $48 B Loans $55 B Deposits $7.4 B Market Cap Fort Collins Denver Dallas Austin Houston Birmingham Richmond Charleston Atlanta Augusta Savannah Jacksonville Miami Orlando Tampa Winter Haven Greenville Charlotte PREMIER DEPOSIT FRANCHISE (1) 1.76% Cost of Deposits $56B Deposits $39K Average Balance 1.4M Deposit Accounts 1 3 For end note descriptions, see Earnings Presentation End Notes starting on slide 29. Texas Triangle $8B Deposits #4 Regional Bank ATL-CLT Corridor $10B Deposits #4 Regional Bank Coastal South $7B Deposits #1 Regional Bank Central Florida $12B Deposits #2 Regional Bank Front Range $4B Deposits #2 Regional Bank

OPERATING IN THE BEST GROWTH MARKETS 4 2 Leading Growth Characteristics… … Support Superior Growth Projected HHI Growth(1) Projected Population Growth(1) Deposits per Share CAGR – Last 5 Years (non-GAAP)(3) Loans per Share CAGR – Last 5 Years (non-GAAP)(3) 13.0% 12.1% 11.3% SSB Regional Competitors National Average 6.8% 4.5% 2.6% SSB Regional Competitors National Average (2) 5.2% 3.1% 4.3% SSB Regional Competitors Peer Median 7.0% 4.1% 4.9% SSB Regional Competitors Peer Median (2) (2) (2) For end note descriptions, see Earnings Presentation End Notes starting on slide 29.

LOCAL LEADERSHIP MODEL DRIVING DURABLE RESULTS 5 3 Local Leadership Model Leading Long-Term Operating Results(1) Top-performing bank in employee engagement and client satisfaction Average consumer relationship is 10+ years Bankers are empowered to make decisions based on local market knowledge Incentive system structured to drive P&L alignment 21 division presidents provide localized decision-making driving tailored client outcomes Cost of Deposits Adjusted ROAA (non-GAAP)(2) NCOs / Avg. Loans(3) Sustained Superior Profitability … …With Consistently Low Funding Costs vs. Peers… …And Superior Credit Peer Median 1.48% 1.23% 1.28% 1.18% 1.03% 0.90% 1-year 5-year Average 20-year Average 1.86% 2.05% 1.01% 1.33% 0.90% 1.01% 1-year 5-year Average 20-year Average 1-year 5-year Average 20-year Average For end note descriptions, see Earnings Presentation End Notes starting on slide 29. 0.11% 0.22% 0.05% 0.16% 0.31% 0.46% Recognized as a top-quartile leader in consumer banking client experience, earning a J.D. Power Net Promoter Score of 49, exceeding the top-quartile threshold of 46 among the Top 50 largest U.S. banks by assets. Recognized as a top-quartile performer in commercial banking client experience, achieving a Coalition Greenwich Net Promoter Score of 64, surpassing the top-quartile threshold of 60 among large U.S. banks. Recognized as a top-decile performer (86% engagement) in the Financial Services benchmark for employee engagement, compared to approximately 150 other financial services organizations who use CultureAmp. J.D. Power

LONG - TERM TRACK RECORD OF SHAREHOLDER VALUE CREATION 6 4 Track Record of Profitable & Prudent Growth 8.0% 7.8% 7.6% 7.5% 7.2% 6.6% 5.7% 4.5% 4.0% 3.6% 2.7% 2.4% 1.6% 1.4% 0.6% 0.3% 0.1% 4.6% 4.4% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 KRX BKX TBVPS CAGR – Last 20 Years 8.0% 3.3% 3.5% 1.2% SSB Peer Median KRX BKX EPS CAGR – Last 20 Years Total Shareholder Returns Annualized TSR – Last 20 Years vs. Peers 7.6% 3.7% 5.2% 5.8% SSB Peer Median KRX BKX For end note descriptions, see Earnings Presentation End Notes starting on slide 29.

2026 FOCUS 7 Expanding sales force Driving meaningful balance sheet growth Share repurchases supported by robust earnings Leveraging AI to drive speed and scale 2026 FOCUS

Quarterly Results

1Q26 QUARTERLY HIGHLIGHTS (1) Dollars in millions, except per share data For end note descriptions, see Earnings Presentation End Notes starting on slide 29. 9 1Q26 1Q25 Reported(†) Reported / Adjusted Net Income $ 226 $ 89 / $ 219 PPNR $ 302 $ 221 / $ 289 EPS (Diluted) $ 2.28 $ 0.87 / $ 2.15 ROA* 1.37% 0.56% / 1.38% ROATCE* 17.59% 8.99% / 19.85% NIM (non-TE/TE)* 3.78% / 3.79% 3.84% / 3.85% Efficiency Ratio 51% 61% / 50% CET 1 Ratio 11.3% 11.0%  ROA of 1.37%*  Loans increased $898 million, or 7%*  Deposits increased $730 million, or 5%*  Stable credit with net charge-offs of 9 bps*  Repurchased 1.5 million shares  Tangible Book Value per Share (Non-GAAP)(4) increased 14% year over year

LOAN PRODUCTION AND NET LOAN GROWTH TREND $2,124 $3,335 $3,375 $3,915 $3,775 $(263) $501 $401 $931 $898 $(500) $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 1Q25 2Q25 3Q25 4Q25 1Q26 Loan Production Loan Portfolio Growth Dollars in millions For end note descriptions, see Earnings Presentation End Notes starting on slide 29. 10 (1) (2) (1)

$544.5 $577.9 $599.7 $581.1 $561.6 3.85% 4.02% 4.06% 3.86% 3.79% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% $400 $500 $600 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Income Net Interest Margin, TE(1) NET INTEREST MARGIN (TE)(1) Dollars in millions For end note descriptions, see Earnings Presentation End Notes starting on slide 29. 11

NONINTEREST INCOME Dollars in millions; Amounts may not total due to rounding. For end note descriptions, see Earnings Presentation End Notes starting on slide 29. 12 $86 $87 $99 $106 $100 0.54% 0.54% 0.60% 0.63% 0.61% 0.20% 0.40% 0.60% 0.80% 1.00% $— $30 $60 $90 $120 1Q25 2Q25 3Q25 4Q25 1Q26 $ in millions Noninterest Income(1) Fees on Deposit Accounts Correspondent Banking and Capital Markets Trust and Investment Services Mortgage Banking Other Noninterest Income Noninterest Income / Avg. Assets(2) $(7.2) $(5.4) $(4.3) $(3.2) $(3.0) $16.7 $19.2 $25.5 $30.6 $24.4 $(10.0) $(5.0) $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $(10) $(5) $— $5 $10 $15 $20 $25 $30 $35 1Q25 2Q25 3Q25 4Q25 1Q26 $ in millions Correspondent Revenue Breakout ARC Revenue, gross FI Revenue Operational Revenues Interest on VM(3) Total Revenues, gross

Balance Sheet

Investor CRE (2) 37% Consumer RE 21% Owner-Occupied CRE 16% C&I 19% CDL (1) 5% Cons / Other 2% TOTAL LOAN PORTFOLIO 14 Data as of March 31, 2026 Loan portfolio balances, average balances or percentage exclude loans held for sale; Amounts may not total due to rounding. For end note descriptions, see Earnings Presentation End Notes starting on slide 29. Loan Type No. of Loans Balance Avg. Loan Balance Investor CRE 11,255 $ 18.3B $ 1,626,500 Consumer RE 50,535 10.6B 209,200 Owner-Occupied CRE 8,835 7.7B 868,900 C & I 22,529 9.4B 416,800 Constr., Dev. & Land 3,475 2.6B 746,200 Cons / Other 45,510 1.0B 21,000 Total 142,139 $ 49.5B $ 348,200 Loans by Type Total Loans $49.5 Billion

PREMIUM DEPOSIT FRANCHISE Noninterest-bearing Checking 25% Interest-bearing Checking 25% Savings 5% Money Market 32% Time Deposits 13% 15 Data as of March 31, 2026 For end note descriptions, see Earnings Presentation End Notes starting on slide 29. Total Deposits $55.9 Billion Deposits by Type Granular, Low-cost Core Deposit Base • 1.4 million total deposit accounts o ~1.1M consumer accounts with $18K average balance and over 10 year average relationship o ~0.3M commercial accounts with $118K average balance and ~8 year average relationship • 62% commercial, 38% consumer deposits by balance 0.11% 0.08% 0.13% 0.39% 0.56% 0.24% 0.10% 0.10% 1.20% 1.80% 1.86% 1.76% 0.19% 0.21% 0.28% 0.52% 0.77% 0.31% 0.10% 0.33% 1.82% 2.40% 2.05% 1.87% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26(1) Total Cost of Deposits SSB Peer Average(1)

Credit

0.60% 0.68% 0.67% 0.64% 0.66% —% 0.25% 0.50% 0.75% 1.00% 1Q25 2Q25 3Q25 4Q25 1Q26 Nonperforming Assets to Loans & OREO 1.41% 1.44% 1.54% 1.25% 1.04% 2.84% 2.99% 3.10% 3.68% 3.61% —% 1.00% 2.00% 3.00% 4.00% 5.00% 1Q25 2Q25 3Q25 4Q25 1Q26 Special Mention & Classified Asset Trends Special Mention / Assets Classified / Assets ASSET QUALITY METRICS & LOAN LOSS RESERVE Dollars in millions For end note descriptions, see Earnings Presentation End Notes starting on slide 29. 17 0.04% 0.06% 0.27% 0.09% 0.09% —% 0.25% 0.50% 1Q25 2Q25 3Q25 4Q25 1Q26 Net Charge-Offs to Loans $624 $621 $590 $585 $586 $62 $65 $69 $70 $69 1.47% 1.45% 1.38% 1.35% 1.32% 1.00% 1.40% 1.80% 2.20% $150 $300 $450 $600 $750 1Q25 2Q25 3Q25 4Q25 1Q26 $ in millions Total ACL(2) plus Reserve for Unfunded Commitments Total ACL Reserve for Unfunded Commitments % of Total Loans (1) (1)

Investor CRE 59% C&I 13% OO CRE 11% SBA 6% Other 11% CLASSIFIED ASSET SUMMARY (SUBSTANDARD & NONACCRUAL) For end note descriptions, see Earnings Presentation End Notes starting on slide 29. 18 • Investor CRE: WA LTV of 56% with >98% current; average balance of $6.0M • OOCRE: WA LTV of 55% with >95% current; average balance of $1.2M • C&I: >89% current; average balance of $0.6M • 88% of classified loans are accruing, 99% of which are current $2.5B 3.6% of assets Investor CRE $M Wtd Avg LTV (1) (2) % Current Multifamily $747 55% 99.5% Warehouse/Industrial $168 53% 99.5% Office $166 64% 98.8% Retail $96 57% 93.6% Nursing Home $89 63% 93.3% Self Storage $65 55% 100.0% Other $149 55% 93.0% Total $1,480 56% 98.1%

Mortgage Credit Intermediaries 10% Business Credit Intermediaries 5% Private Equity Funds 43% Consumer Credit Intermediaries 30% Other Loans to NDFIs 12% 1.7% 6.3% SSB Peer Median 12.0% 40.2% SSB Peer Median MINIMAL EXPOSURE TO NDFIs 19 $0.9B 1.7% of loans NDFI % of Total Loans NDFI % of Total Capital • 3rd lowest NDFI exposure among peers in terms of total loans and total capital • Private Equity portfolio consists of capital call lines: 100% bank underwritten, 50% average advance rate • Consumer credit intermediaries are primarily in-market consumer finance companies • Business credit intermediaries are primarily equipment finance and leasing • Other Loans to NDFIs are primarily Insurance and Wealth Management For end note descriptions, see Earnings Presentation End Notes starting on slide 29.

Capital

STRONG CAPITAL POSITION AND RETURNS For end note descriptions, see Earnings Presentation End Notes starting on slide 29. 21 11.0% 11.2% 11.5% 11.4% 11.3% 1Q25 2Q25 3Q25 4Q25 1Q26 CET1 Ratio(1) $50.07 $51.96 $54.48 $56.27 $56.90 1Q25 2Q25 3Q25 4Q25 1Q26 Tangible Book Value per Share(2) LTM net payout of 65% Key Highlights Since 1Q25 3.9% of shares repurchased 11% increase in dividend to $.60 per share 14% growth in tangible book value per share(2)

Appendix

23

BUILDING SPEED AND SCALE THROUGH AI 24 Team Member Productivity Optimized Workflows Process Transformation Automated credit spreading up 57% over last 12 months INDIVIDUAL DEPARTMENTAL ENTERPRISE ADOPTION & ENABLEMENT Internal knowledge search up 80% over last 12 months Team member Copilot usage up 42% since January 2026 AI capabilities in production within 77 platforms FOUNDATIONAL OBJECTIVES Standardize AI risk framework Educate all team members on AI Launch AI experimentation lab Formal Program Dedicated to AI Execution & Results

POPULATION MIGRATION TO THE SOUTH CONTINUES 25 Top 10 States Net Domestic Migration 1. Florida 890,348 2. Texas 812,735 3. North Carolina 476,921 4. South Carolina 379,062 5. Tennessee 292,727 6. Arizona 282,626 7. Georgia 232,849 8. Alabama 141,048 9. Idaho 139,784 10. Oklahoma 107,244

Dollars in billions, unless otherwise noted; data as of March 31, 2026; Amounts may not total due to rounding. For end note descriptions, see Earnings Presentation End Notes starting on slide 29. 2.99% 3.50% 3.50% 3.40% 3.49% 2.0% 2.4% 2.8% 3.2% 3.6% 4.0% 1Q25 2Q25 3Q25 4Q25 1Q26 Investment Securities Yield(2) HIGH QUALITY INVESTMENT PORTFOLIO 79% 9% 12% 0.3% Investment Portfolio† Composition Agency MBS(1) Treasury, Agency & SBA Municipal Corporates Type AFS HTM Balance Duration (yrs)(3,4) Balance Duration (yrs)(4) Agency MBS(1) $4.9B 3.6 $1.8B 6.0 Municipal 1.0B 8.3 — — Treasury, Agency & SBA 0.5B 2.2 0.2B 5.4 Corporates 0.02B 0.4 — — Total $6.5B 4.3 $2.0B 5.9 26 Total Investment Portfolio† $8.5 Billion

NON - GAAP RECONCILIATIONS (UNAUDITED) Dollars in thousands, except for per share data * Quarter-to-date tax equivalent net interest margin is annualized. (1) Includes pre-tax cyber incident costs of $111,000 for the quarter ended March 31, 2025. (2) Adjustments were applied consistently across all periods included in the 5-year and 20-year averages. 27 1Q25 1Q26 Net interest income (GAAP) $ 544,547 $ 561,605 Plus: Noninterest income 86,088 100,098 Less: Losses on sales of securities, net (228,811) — Gain on sale leaseback, net of transaction costs 229,279 — Total revenue, adjusted (non-GAAP) $ 630,167 $ 661,703 Less: Noninterest expense 408,826 359,524 PPNR (Non-GAAP) $ 221,341 $ 302,179 Plus: Merger, branch consolidation, severance related and other expense (1) 68,006 — Total adjustments $ 68,006 $ — PPNR, Adjusted (Non-GAAP) $ 289,347 $ 302,179 Weighted average common shares outstanding, diluted 101,829 98,922 PPNR, Adjusted per Wgtd. Avg. CS Outstanding, Diluted (Non-GAAP) $ 2.84 $ 3.05 PPNR, Adjusted (Non-GAAP) Net Interest Margin - Tax Equivalent (Non-GAAP) * 1Q25 2Q25 3Q25 1Q25 1Q26 Net interest income (GAAP) $ 544,547 $ 577,948 $ 599,697 $ 581,115 $ 561,605 Tax equivalent adjustments 784 672 718 800 760 Net interest income (tax equivalent) (Non-GAAP) $ 545,331 $ 578,620 $ 600,415 $ 581,915 $ 562,365 Average interest earning assets $ 57,497,453 $ 57,710,001 $ 58,727,110 $ 59,872,113 $60,201,176 Net Interest Margin - Tax Equivalent (Non-GAAP) 3.85% 4.02% 4.06% 3.86% 3.79% Adjusted Net Income 1Q25 1Q26 Net income (GAAP) $ 89,080 $ 225,820 Plus: Securities losses, net of tax 178,639 — Gain on sale leaseback, net of transaction costs and tax (179,004) — PCL - NonPCD loans and UFC, net of tax 71,892 — Deferred tax asset remeasurement 5,581 — Merger, branch consolidation, severance related and other expense, net of tax 53,094 — Adjusted Net Income (Non-GAAP)(2) $ 219,282 $ 225,820 Adjusted EPS 1Q25 1Q26 Diluted weighted-average common shares 101,829 98,922 Adjusted net income (non-GAAP) $ 219,282 $ 225,820 Adjusted EPS, Diluted (Non-GAAP) $ 2.15 $ 2.28

NON - GAAP RECONCILIATIONS (UNAUDITED) Dollars and weighted average commons share outstanding in thousands except per share data * Quarter-to-date return on average tangible common equity, adjusted return on average assets, and average tangible common equity are annualized. (1) Includes pre-tax cyber incident costs of $111,000 for the quarter ended March 31, 2025. (2) Adjustments were applied consistently across all periods included in the 5-year and 20-year averages. 28 Return on Average Tangible Equity * 1Q25 1Q26 Net income (GAAP) $ 89,080 $ 225,820 Plus: Amortization of intangibles 23,831 21,304 Effective tax rate 22% 22 % Amortization of intangibles, net of tax 18,606 16,511 Net income plus after-tax amortization of intangibles (non-GAAP) $ 107,686 $ 242,331 Average shareholders' common equity $ 8,418,112 $9,057,229 Less: Average intangible assets 3,558,378 3,469,249 Average tangible common equity $ 4,859,734 $5,587,980 Return on Average Tangible Common Equity (Non-GAAP) * 8.99% 17.59% Adjusted Return on Average Tangible Common Equity * 1Q25 1Q26 Adjusted net income (non-GAAP) $ 219,282 $ 225,820 Plus: Amortization of intangibles, net of tax 18,606 16,511 Adjusted net income plus after-tax amortization of intangibles (non-GAAP) $ 237,888 $ 242,331 Average tangible common equity $ 4,859,734 $5,587,980 Adjusted Return on Average Tangible Common Equity (Non-GAAP) * 19.85% 17.59% Adjusted Return on Average Assets * 1Q25 1Q26 Adjusted net income (non-GAAP) $ 219,282 $ 225,820 Total average assets 64,283,426 66,927,531 Adjusted Return on Average Assets (Non-GAAP) *(2) 1.38% 1.37% 1Q25 1Q26 Noninterest expense (GAAP) $ 408,826 $ 359,524 Less: Amortization of intangible assets 23,831 21,304 Adjusted noninterest expense (non-GAAP) $ 384,995 $ 338,220 Net interest income (GAAP) $ 544,547 $ 561,605 Tax Equivalent ("TE") adjustments 784 760 Net interest income, TE (non-GAAP) $ 545,331 $ 562,365 Noninterest income (GAAP) $ 86,088 $ 100,098 Efficiency Ratio (Non-GAAP) 61% 51% Noninterest income (GAAP) $ 86,088 $ 100,098 Less: Losses on sales of securities, net (228,811) — Gain on sale leaseback, net of transaction costs 229,279 — Adjusted noninterest income (non-GAAP) $ 85,620 $ 100,098 Noninterest expense (GAAP) $ 408,826 $ 359,524 Less: Merger, branch consolidation, severance related and other expense (1) 68,006 — Amortization of intangible assets 23,831 21,304 Total adjustments $ 91,837 $ 21,304 Adjusted noninterest expense (non-GAAP) $ 316,989 $ 338,220 Adjusted Efficiency Ratio (Non-GAAP) 50% 51% Efficiency Ratio (Non-GAAP) & Adjusted Efficiency Ratio (Non-GAAP) Tangible Book Value per Common Share 1Q25 2Q25 3Q25 4Q25 1Q26 Shareholders' common equity $ 8,624,361 $ 8,801,134 $ 9,011,126 $ 9,059,108 $ 9,030,916 Less: Intangible assets 3,543,502 3,527,517 3,503,949 3,480,385 3,458,745 Tangible shareholders' common equity $ 5,080,859 $ 5,273,617 $ 5,507,177 $ 5,578,723 $ 5,572,171 Common shares issued and outstanding 101,479,065 101,498,000 101,089,231 99,138,204 97,937,653 Tangible Book Value per Common Share (Non-GAAP) $ 50.07 $ 51.96 $ 54.48 $ 56.27 $ 56.90

EARNINGS PRESENTATION END NOTES 29 Slide 2 End Notes Financial data as of March 31, 2026; Market data as of April 22, 2026 Slide 3 End Notes Source: S&P Global Market Intelligence, Company Filings; Depository data as of June 30, 2025 and includes major MSAs in each region. Note: Regional bank market rank reflects U.S. banks <$250B assets as of March 31, 2026 with a $1B deposit cap per branch. Slide 4 End Notes Source: S&P Global Market Intelligence, Company Filings; Financial data as of December 31, 2025; Depository data as of June 30, 2025 Note: Peers as disclosed in the most recent proxy statement, excluding acquired companies (CADE, CMA, SNV) (1) Projected growth shown as the percent growth 2026 – projected 2031 and reflects weighted average growth by MSA (2) Regional competitors include top 10 ranked U.S. banks with <$250B assets in our states of operation as of March 31, 2026 based on a $1B deposit cap per branch. (3) The compounded annual growth rates for loans and deposits per share for the Company and Peer Group were calculated with loans and deposits as the numerator and outstanding shares as the denominator as of the most recent quarter for each respective period as reported by S&P Global. Slide 5 End Notes Source: Coalition Greenwich Voice of the Client® – Commercial Banking, 2025., J.D. Power 2025 U.S. Retail Banking Satisfaction Study (NPS®), CultureAmp Benchmarks, 2025, and S&P Global Market Intelligence, Company Filings; Financial data as of December 31, 2025 Note: Peers as disclosed in the most recent proxy statement, excluding acquired companies (CADE, CMA, SNV) (1) 1-year reflects 2025 annual results, 5-year average reflects average of 2021 – 2025 annual results, 20-year average reflects average of 2006 – 2025 annual results. (2) Adjusted return excludes the impact of certain items, including but not limited to losses on sales of securities, gain on sale leaseback, net of transaction costs, PCL on non-PCD loans and unfunded commitments, FDIC special assessment, deferred tax asset remeasurement and merger, branch consolidation, severance related and other restructuring expenses, net of tax; See reconciliation of GAAP to Non-GAAP measures in Appendix; Peer adjusted return on average assets is a non GAAP financial measure derived from publicly disclosed peer information and reflects adjustments made by peer institutions, including but not limited to merger related costs, restructuring charges, and other items identified by peer management as affecting comparability. Peer adjusted results may not be comparable across companies due to differences in items adjusted, definitions, and methodologies. The Company has not independently calculated or audited peer adjustments. (3) Excluding acquisition date charge-offs of $17.3 million and $39.4 million recorded during the quarters ended June 30, 2025 and March 31, 2025, respectively, in connection with the Independent merger, to conform with the Company’s charge-off policies and practice Slide 6 End Notes Source: S&P Global Market Intelligence, FactSet, Company Filings; Financial data as of December 31, 2025; Market data as of March 31,2026 Note: Peers as disclosed in the most recent proxy statement, excluding acquired companies (CADE, CMA, SNV); BKX index excludes trust and investment banks; TSR is calculated since March 31, 2006 and growth metrics are calculated based on December 31, 2005 financials. Slide 9 End Notes * : Annualized percentages † : Where only one figures is presented, reported and adjusted results are equal or differences are not meaningful due to rounding; for adjusted results, see reconciliation of GAAP to Non-GAAP measures in Appendix. (1) a. Adjusted earnings, adjusted return on average assets, and adjusted diluted EPS are non-GAAP measures and exclude the impact of losses on sales of securities, gain on sale leaseback net of transaction costs, PCL on non-PCD loans and unfunded commitments, deferred tax asset remeasurement, and merger, branch consolidation, severance related and other restructuring expenses, net of tax; Adjusted efficiency ratio is calculated by taking the noninterest expense excluding losses on sales of securities, gain on sale leaseback net of transaction costs, merger, branch consolidation and severance related expenses and amortization of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix.

EARNINGS PRESENTATION END NOTES 30 Slide 9 End Notes (1) b. Adjusted PPNR is a non-GAAP financial measure that excludes the impact of losses on sales of securities, gain on sale leaseback, net of transaction costs, and merger, branch consolidation, severance related and other restructuring expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. c. Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix. d. The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of losses on sales of securities, gain on sale leaseback net of transaction costs, PCL on non-PCD loans and unfunded commitments, deferred tax asset remeasurement, and merger, branch consolidation, severance related and other restructuring expenses, net of tax - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 10 End Notes (1) Preliminary; excludes loans held for sale; loan production indicates committed balance total; loan portfolio growth indicates quarter-over-quarter loan ending balance growth, excluding loans held for sale. (2) Excludes the effects of the acquisition date loan balance of $13.1 billion acquired from Independent. Slide 11 End Notes (1) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 12 End Notes (1) Noninterest income are adjusted by gains or losses on sales of securities and gains on sale leaseback. (2) Annualized (3) Interest on centrally-cleared variation margin (expense or income) is included in ARC revenue within Correspondent Banking and Capital Markets Income. Slide 14 End Notes (1) CDL includes residential construction, commercial construction, and all land development loans. (2) Investor CRE includes nonowner-occupied CRE and other income producing property. Slide 15 End Notes (1) Source: S&P Global Market Intelligence; 1Q26 MRQs available as of April 22, 2026; Peers as disclosed in the most recent SSB proxy statement, excluding acquired companies (CADE, CMA, SNV). Slide 15 End Notes (1) Excluding acquisition date charge-offs of $17.3 million and $39.4 million recorded during the quarters ended June 30, 2025 and March 31, 2025, respectively, in connection with the Independent merger, to conform with the Company’s charge-off policies and practices. (2) Unamortized discount on acquired loans was $219 million, $259 million, $310 million, $393 million, and $457 million for the quarters ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively. Slide 18 End Notes (1) Weighted average LTVs exclude loans on non-accrual.

EARNINGS PRESENTATION END NOTES 31 Slide 19 End Notes Note: Peers as disclosed in the most recent proxy statement, excluding acquired companies (CADE, CMA, SNV) Slide 21 End Notes (1) Preliminary (2) The tangible measures are non-GAAP measures and exclude the effect of period end intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 25 End Notes Sources: U.S. Census Bureau Slide 26 End Notes † Investment portfolio excludes non-marketable equity. (1) MBS issued by U.S. government agencies or sponsored enterprises (commercial and residential collateral) (2) Investment securities yield include non-marketable equity and trading securities. (3) Excludes principal receivable balance as of March 31, 2026. (4) Based on current book value

This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of management of SouthState Bank Corporation (“SouthState”) and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward looking statements. Factors that could cause SouthState’s actual results to differ materially from those described in the forward looking statements are discussed in SouthState’s Annual Report on Form 10 K for the year ended December 31, 2025, filed with the Securities and Exchange Commission and available on SouthState’s website (https://southstatecorporation.q4ir.com/SEC-Filings/Documents/default.aspx), and on the Securities and Exchange Commission's website (www.sec.gov). SouthState undertakes no obligation to update any forward looking statements. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS